Supermicro © 2008 Earnings Conference Presentation October 29, 2008 Exhibit 99.2

Supermicro © 2008
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate, among other things, to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives.
Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: the current economic uncertainties, our dependence on continued growth in the markets for X86, blade servers and embedded applications, increased competition, difficulties of predicting timing, introduction and customer acceptance of new products, poor product sales, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events.
For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the
Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental information, condensed balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars.

Supermicro © 2008
Non-GAAP Financial Measures
Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non-GAAP net income and net income per share in this presentation exclude stock-based compensation expense and the related tax effect of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments.
Management also believes that non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP.
Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's
GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended September 30, 2008.  In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at
www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's
SEC filings.

Supermicro © 2008
Q1’FY2009 Non-GAAP Financial Highlights
(in millions, except per share data)
$11.3 Free Cash Flow
Sequential Change YoY Change Q1'09
$       0.3 $       1.8 $8.3 Profit after Tax
$       0.00 $       0.04 $0.21 EPS
39.6
Diluted Share
Count
$       (4.8) $       26.1 $144.1 Revenue

Supermicro © 2008
Economic Conditions and Opportunities
As we completed our first quarter on September 30, the global financial crisis was creating uncertainty in the economy and in market for IT hardware solutions.
Customers need application optimized, lower total cost of ownership
Supermicro’s opportunity: leverage strengths to be first to market with solutions that customers will buy
Supermicro will continue execute its successful mission and strategy:
Maintain our time to market advantage based on building block solutions
Expand product offerings utilizing the latest technologies, including blade servers
Further improve our leadership in energy efficient server solution designs
Expand into new markets and industries that require application optimized computing

Supermicro © 2008
Supermicro Differentiators
In-house, collaborative R&D teams develop industry standard
components, providing the building blocks to create modularized solutions.
Broadest array of server building blocks based on industry standard requirements, SSI.
Modular architectural approach allows flexible and customizable server solutions
In-house design and development incorporates the latest technologies and rapidly provides next generation application optimized solutions
Design innovations optimize power consumption, heat dissipation, and noise levels.
Design innovations maximize computing power while minimizing space utilization allowing scalability.

Supermicro © 2008
Upcoming Products
New generation multi-core Xeon platform, QPI technology
50+ Motherboard models
30+ System models
30+ Optimized chassis
Shanghai platform from AMD
Boxboro-based Itanium solution from Intel
QDR InfiniBand technology
10GbE connectivity products
Switches and Pass-through
Blade-related modules

Supermicro © 2008
Revenue Comparables
-3.4% 8.8% 0.0% 16.1% 6.3% Seq.
22.0% 34.2% 29.2% 20.2% 31.1% Y/Y
$118
$137 $137
$149
$144
$0
$40
$80
$120
$160
$'s millions
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09
Supermicro Revenue Trend

9 Supermicro © 2008 Revenue Analysis $72 $46 $79 $58 $89 $48 $91 $58 $88 $56 $40 $80 $120 $160 $'s millions Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Supermicro Component/System Revenue Total Components Systems

10 Supermicro © 2008 Non-GAAP Gross Margins 19.6% 20.0% 18.2% 19.2% 19.4% 0.0% 5.0% 10.0% 15.0% 20.0% Q1'08 Q2'08 Q3'08 Q4'08 Q1'09

11 Supermicro © 2008 Non-GAAP Gross Profit $23.2 $27.4 $25.0 $28.6 $28.0 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Gross Profit $'s millions 19.4% 19.2% 18.2% 20.0% 19.6%

Supermicro © 2008
Summary P&L non-GAAP
(in millions, except per share data)
39.1 38.9 39.6 Diluted Share  Count
32.1% 36.6% 36.1% Effective Quarterly Tax Rate
$0.21 $0.17 - $0.04 $0.21 EPS
$8.1 $6.6 $0.3 $1.8 $8.3 Net Income
$11.9 $10.1 $1.2 $3.0 $13.0 Operating Income
11.2% 11.1% -0.8% -0.7% 10.4% Operating Expense Ratio
$16.7 $13.1 -$1.8 $1.8 $14.9 Operating Expense
Q4'08 Q1'08
Sequential
Change
YoY Change Q1'09

Supermicro © 2008
Q1’09 Summary Statement of Cash Flows
($’s millions)
$(0.5) $13.3 Net change in cash
$0.1 $1.2 Net cash - financing activities
$(4.0) $0.8 Net cash - investing activities
$3.4 $11.3 Free cash flow
$(0.6) $ (1.4) Capital expenditures
$4.0 $12.7 Cash flow from operations
$4.7 $9.2 Other assets, accruals and liabilities
$(10.2) $(7.9) Net change in AR, Inventory, AP
$2.3 $2.2 Other reserves
$0.9 $1.2 Stock comp expense (FAS 123R)
$0.5 $0.8 Depreciation and amortization
$5.8 $7.2 Net Income
Q1'08 Q1'09

Supermicro © 2008
Q1’09 Summary of Balance Sheet Metrics
($’s millions)
-4 35 39
Cash Cycle Days
5 61 66
DPO
-6 68 74
DIO
-3 28 31
DSO
$5.9 $81.0 $86.9
Accounts Payable
$15.2 $85.7 $100.9
Inventory
$(3.3) $49.5 $46.2
Accounts Receivable
$12.3 $67.6 $79.9
Cash Equivalents & Investments
Change Q4'08 Q1'09

15 Supermicro © 2008 First Quarter Fiscal 2009 Ended September 30,2008

Supermicro © 2008
Non-GAAP Financial Summary
(in millions, except per share data)
38.9 39.1 39.6
Fully diluted shares for calculation
$0.17 $0.21 $0.21
Non-GAAP Net Income per share
$6.6 $8.1 $8.3
Non-GAAP Net Income
$10.1 $11.9 $13.0
Non-GAAP Operating Income
$13.1 $16.7 $14.9
Non-GAAP Operating Expenses
19.6% 19.2% 19.4%
Non-GAAP Gross Margin
$117.9 $148.9 $144.1
Net Sales
Q1'08 Q4'08 Q1'09

Supermicro © 2008
Prior Period Net Income Comparisons
(in millions, except per share data)
38.9 39.1 39.6
Shares used in diluted EPS calculation
(Non-GAAP)
$0.17 $0.21 $0.21
Diluted Net Income per share (Non-GAAP)
$0.02 $0.03 $0.03
FAS123R
$0.15 $0.18 $0.18
Diluted Net Income per share (GAAP)
$6.6 $8.1 $8.3
Net Income (Non-GAAP)
$0.8 $1.3 $1.1
FAS123R Expense (tax affected)
$5.8 $6.8 $7.2
Net Income (GAAP)
Q1'08 Q4'08 Q1'09

Supermicro © 2008
Q1 FY09 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
39.6 39.6 39.3
Shares used in GAAP and Non-
GAAP per share calculation
$0.21 $0.03 $0.18 Diluted Net Income per share
$8.3 $1.1 $7.2 Net Income
$4.7 $0.1 $4.6 Income Tax
$13.0 $1.2 $11.8 Income before Tax
$(0.0) $ - $(0.0) Interest, net
$ - $ - $ - Other Income (Expense), net
$13.0 $1.2 $11.8 Operating Income
$14.9 $1.1 $16.0 Operating Expense
$28.0 $0.1 $27.8 Gross Profit
$116.1 $0.1 $116.2 Cost of Sales
$144.1 $ - $144.1 Net Sales
Q1'09
Non-GAAP
Results
FAS123R
Expenses
Q1'09 GAAP
Results

Supermicro © 2008
Q4 FY08 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
39.1 39.1 39.0
Shares used in GAAP and Non-GAAP
per share calculation
$0.21 $0.03 $0.18 Diluted Net Income per share
$8.1 $1.3 $6.8 Net Income
$3.8 $0.1 $3.7 Income Tax
$11.9 $1.3 $10.5 Income before Tax
$(0.0) $ - $(0.0) Interest, net
$ - $ - $ - Other Income (Expense), net
$11.9 $1.3 $10.6 Operating Income
$16.7 $1.2 $17.8 Operating Expense
$28.6 $0.2 $28.4 Gross Profit
$120.3 $0.2 $120.4 Cost of Sales
$148.9 $ - $148.9 Net Sales
Q4'08 Non-
GAAP Results
FAS123R
Expenses
Q4'08 GAAP
Results

Supermicro © 2008
Q3 FY08 GAAP to Non-GAAP Reconciliation
(in millions, except per share)
39.1 39.1 39.0
Shares used in GAAP and Non-GAAP
per share calculation
$0.15 $0.02 $0.13 Diluted Net Income per share
$6.0 $1.0 $5.0 Net Income
$3.4 $ - $3.3 Income Tax
$9.4 $1.0 $8.4 Income before Tax
$0.1 $ - $0.1 Interest, net
$ - $ - $ - Other Income (Expense), net
$9.3 $1.0 $8.3 Operating Income
$15.6 $0.9 $16.6 Operating Expense
$25.0 $0.1 $24.8 Gross Profit
$111.8 $0.1 $111.9 Cost of Sales
$136.8 $ - $136.8 Net Sales
Q3'08 Non-
GAAP
Results
FAS123R
Expenses
Q3'08 GAAP
Results

Supermicro © 2008
Q2 FY08 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
38.9 38.9 38.7
Shares used in GAAP and Non-GAAP
per share calculation
$0.22 $0.02 $0.20 Diluted Net Income per share
$8.6 $0.9 $7.7 Net Income
$4.8 $ - $4.7 Income Tax
$13.4 $0.9 $12.4 Income before Tax
$0.2 $ - $0.2 Interest, net
$ - $ - $ - Other Income (Expense), net
$13.2 $0.9 $12.2 Operating Income
$14.2 $0.8 $15.0 Operating Expense
$27.4 $0.1 $27.3 Gross Profit
$109.6 $0.1 $109.7 Cost of Sales
$136.9 $ - $136.9 Net Sales
Q2'08 Non-
GAAP Results
FAS123R
Expenses
Q2'08 GAAP
Results

Supermicro © 2008
Q1 FY08 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
38.9 38.9 38.6
Shares used in GAAP and Non-GAAP
per share calculation
$0.17 $0.02 $0.15 Diluted Net Income per share
$6.6 $0.8 $5.8 Net Income
$3.8 $0.1 $3.7 Income Tax
$10.3 $0.9 $9.5 Income before Tax
$0.3 $ - $0.3 Interest, net
$ - $ - $ - Other Income (Expense), net
$10.1 $0.9 $9.2 Operating Income
$13.1 $0.8 $13.9 Operating Expense
$23.2 $0.1 $23.0 Gross Profit
$94.8 $0.1 $94.9 Cost of Sales
$117.9 $ - $117.9 Net Sales
Q1'08 Non-
GAAP
Results
FAS123R
Expenses
Q1'08 GAAP
Results